                                                                   Exhibit 3.115

                                                              FILED

                                                            FEB 27 1997

                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATIONS DIVISION


                           CERTIFICATE OF ORGANIZATION

                                       OF

                        ROCHESTER ENVIRONMENTAL PARK, LLC

     The undersigned, being authorized to execute and file this Certificate for the purpose of forming a limited liability company under the laws of the Commonwealth of Massachusetts, hereby certifies as follows:

     1. NAME OF THE COMPANY. The name of the limited liability company (the "Company") is Rochester Environmental Park, LLC.

     2. OFFICE OF THE COMPANY. The address of the office of the Company at which its records will be maintained is 50 Cranberry Highway, Rochester, Massachusetts 02770.

     3. BUSINESS OF THE COMPANY. The general character of the business of the Company is: (a) to operate a recycling business and environmental park; (b) to own and utilize real and personal property; and (c) to otherwise engage in any lawful act or activity for which limited liability companies may be organized under Chapter 156C of the Massachusetts General Laws.

     4. DATE OF DISSOLUTION. The latest date on which the Company shall dissolve is December 31, 2022.

     5. AGENT FOR SERVICE OF PROCESS. The name and business address of the agent for service of process is:

     NAME                                                    BUSINESS ADDRESS

     Louis R. Gallo                                          845 Sandwich Road
                                                             P.O. Box 4431
                                                             Sagamore, MA 02561

     6.     MANAGER. The name and business address of the Manager is as follows:

     NAME                                                    BUSINESS ADDRESS

     Louis R. Gallo                                          845 Sandwich Road
                                                             P.O. Box 4431
                                                             Sagamore, MA 02561

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     7.     EXECUTION OF DOCUMENTS. The name and business address of each person, other than the Manager, who is authorized to execute documents to be filed with the Corporations Division of the Office of the Secretary of the Commonwealth is as follows:

     NAME                                                    BUSINESS ADDRESS

     NONE                                                    N/A

     8. EXECUTION OF DOCUMENTS RELATING TO REAL PROPERTY. The name and business address of each person who is authorized to execute, acknowledge, deliver and record any recordable instrument on behalf of the Company purporting to affect an interest in real property, whether to be recorded with a registry of deeds or a district office of the Land Court is as follows:

     NAME                                                    BUSINESS ADDRESS

     Louis R. Gallo                                          845 Sandwich Road
                                                             P.O. Box 4431
                                                             Sagamore, MA 02561

     IN WITNESS WHEREOF, I have signed this Certificate of Organization and acknowledged it to be my act this 26 day of February, 1997.

                                                          /s/ Louis R. Gallo
                                                          ----------------------
                                                          Louis R. Gallo
                                                          Manager, hereunto duly
                                                          authorized

                                       -2-
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567386

                          COMMONWEALTH OF MASSACHUSETTS

                            LIMITED LIABILITY COMPANY
                          (GENERAL LAWS, CHAPTER 156C)

FILED THIS 27th DAY of Feb 1997

                                    FEE PAID
                                     $500.00
                                   FEB 27 1997

                                    CASHIERS
                                SECRETARY'S OFFICE

                                                    A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin
                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                              DATE 7/19/02 CLERK /s/ [ILLEGIBLE]
                                                                 ---------------


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH


                                97 FEB 27 PM 3:31
                              CORPORATION DIVISION


                                 Mark Coltin Esq
                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------
                                 482-1900
                     ---------------------------------------

                                                                       FILED

                                                                     [ILLEGIBLE]

                        ROCHESTER ENVIRONMENTAL PARK, LLC
                            CERTIFICATE OF AMENDMENT

     The undersigned, being authorized to execute and file this Certificate for the purpose of amending the Certificate of Organization of Rochester Environmental Park, LLC (hereinafter "REP"), hereby certifies as follows:

     1.     The federal employer identification number for the LLC is 04-3355194

     2. The name of the limited liability company is Rochester Environmental Park, LLC.

     3. The original Certificate of Organization was filed with the Secretary of the Commonwealth on February 27, 1997.

     4. The current Manager of the LLC is Louis R. Gallo, 845 Sandwich Road, P.O. Box 443, Sagamore, Massachusetts 02561.

     5. No person other than the Manager has authorization to execute documents to be filed with the Corporations Division.

     6. The person authorized to execute documents on behalf of the LLC is currently Louis R. Gallo of the above address.

     7.     The Certificate of Organization is hereby amended as follows:

     The Manager of the LLC is changed and the new Manager is:

            David W. Mackley
            50 Cranberry Highway
            Rochester, MA 02770

     The Certificate is further amended in that David W. Mackley is the sole person authorized to execute, acknowledge, deliver and record any recordable instruments purporting to affect an interest

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in the real property whether to be filed with the Registry of Deeds or a district office of the Land Court.

     IN WITNESS WHEREOF I have signed the Certificate of Amendment as of this 17th day of July 1997.

                                                    /s/ Louis R. Gallo
                                                    ----------------------------
                                                    Louis R. Gallo, Manager
                                                    Hereunto Duly Authorized

604868

                          COMMONWEALTH OF MASSACHUSETTS

                            LIMITED LIABILITY COMPANY
                          (GENERAL LAWS, CHAPTER 156C)

FILED THIS 2nd DAY of Feb 1998.


                                    FEE PAID
                                     100.00
                                   FEB -2 1998

                                                    A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin
                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                              DATE 7/19/02 CLERK /s/ [ILLEGIBLE]
                                                                 ---------------

                                    CASHIERS
                               SECRETARY'S OFFICE

                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH

                                                              SECRETARY OF THE
                                                                COMMONWEALTH

                                                             98 FEB -2 PM 3:27

                                                            CORPORATION DIVISION

                                William Gardiner
                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------
                                542-1871
                     ---------------------------------------

                                                            FILED

                                                          JUN 11 1998

                                                  SECRETARY OF THE COMMONWEALTH
                                                      CORPORATION DIVISION


                        ROCHESTER ENVIRONMENTAL PARK, LLC

                            CERTIFICATE OF AMENDMENT

     The undersigned, being authorized to execute and file this Certificate for the purpose of amending the Certificate of Organization of Rochester Environmental Park, LLC (hereinafter "REP"), hereby certifies as follows:

     1. The federal employer identification number for the LLC is 04-3355194

     2. The name of the limited liability company is Rochester Environmental Park, LLC.

     3. The original Certificate of Organization was filed with the Secretary of the Commonwealth on February 27, 1997.

     4. The current Manager of the LLC is David W. Mackley, 50 Cranberry Highway, Rochester, Massachusetts 02770.

     5. No person other than the Manager has authorization to execute documents to be filed with the Corporations Division.

     6. The person authorized to execute documents on behalf of the LLC is currently David W. Mackley of the above address.

     7.     The Certificate of Organization is hereby amended as follows:

     The Manager of the LLC is changed and the new Manager is:

            Robert J. Gunderson
            60 Lumber Street
            Hopkinton, MA 01748

     The Certificate is further amended in that Robert J. Gunderson is the sole person authorized to execute, acknowledge, deliver and record any recordable instruments purporting to affect an interest

                                                              SECRETARY OF THE
                                                                COMMONWEALTH

                                                             98 JUN 11 PM 12:33

                                                            CORPORATION DIVISION
in the real property whether to be filed with the Registry of Deeds or a district office of the Land Court.

     IN WITNESS WHEREOF I have signed this Certificate of Amendment this 9th day of March 1998.

                                                    /s/ David W. Mackley
                                                    ----------------------------
                                                    David W. Mackley, Manager
                                                    Hereunto Duly Authorized

[ILLEGIBLE]

                          COMMONWEALTH OF MASSACHUSETTS

                            LIMITED LIABILITY COMPANY
                          (GENERAL LAWS, CHAPTER 156C)

FILED THIS 11 DAY of June 1998.

                                    FEE PAID
                                     500.00
                                   JUN 11 1998

                                    CASHIERS
                               SECRETARY'S OFFICE


                                                      A TRUE COPY ATTEST

                                                  /s/ William Francis Galvin
                                                    WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 7/19/02 CLERK /s/ [ILLEGIBLE]
                                                                ---------------

                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH


                                 William Gardiner
                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------
                                  617-542-1871
                     ---------------------------------------


                                                              SECRETARY OF THE
                                                                COMMONWEALTH

                                                             98 JUN 11 PM 12:33

                                                            CORPORATION DIVISION

                                                              FILED

                                                            FEB 3 2000

                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATIONS DIVISION

                            CERTIFICATE OF AMENDMENT
                                       TO
                           CERTIFICATE OF ORGANIZATION
                                       OF
                        ROCHESTER ENVIRONMENTAL PARK, LLC

The undersigned, being authorized to execute and file this certificate for the purpose of amending the Certificate of Organization of Rochester Environmental Park, LLC (hereinafter "REP"), hereby certifies as follows:

     1. The name of the limited liability company is Rochester Environmental Park, LLC

     2. The original Certificate of Organization was filed with the Secretary of the Commonwealth on February 27, 1997.

     3. The current manager of the LLC is Robert J. Gunderson, 60 Lumber Street, Hopkinton, MA 01748.

     4. No person other than the Manager has authorization to execute documents to be filed with the Corporations Division.

     5. The person authorized to execute documents on behalf of the LLC is currently Robert J. Gunderson of the above address.

            The Certificate of Organization is hereby amended as follows:

     7.     The Manager of the LLC is changed and the new Manager is

                  Casella Waste Systems, Inc.
                  25 Greens Hill Lane
                  Rutland, VT 05702

     6. The Certificate is further amended in that Casella Waste Systems, Inc. is the sole person authorized to execute, acknowledge, deliver and record any recordable instruments purporting to affect an interest in the real property whether to be filed with the Registry of Deeds or a district office of the Land Court.

     IN WITNESS WHEREOF, I have signed this Certificate of Amendment as of this ____ day of February 2000.


                                                        /s/ Robert J. Gunderson
                                                        ------------------------
                                                        Robert J. Gunderson


I hereby acknowledge that the references to me as "Robert J. Gunderson" in the Certificate of Organization, as amended of the LLC contained an erroneous spelling, and that my true and proper name is "Robert J. Gunderson".

                                                        /s/ Robert J. Gunderson
                                                        ------------------------
                                                        Robert J. Gunderson

692217                                                                 Ck.#85112


                        The Commonwealth of Massachusetts
                            Limited Liability Company
                          (General Laws, Chapter 156C)

Filed this 3rd day February, 2000.

                                    FEE PAID
                                     $100.00
                                   FEB 03 2000

                                                       A TRUE COPY ATTEST

                                                   /s/ William Francis Galvin
                                                     WILLIAM FRANCIS GALVIN
                                                 SECRETARY OF THE COMMONWEALTH

                                              DATE 7/19/02 CLERK /s/ [ILLEGIBLE]
                                                                 ---------------

                                    CASHIERS
                               SECRETARY'S OFFICE

SECRETARY OF THE
  COMMONWEALTH

00 FEB -3 PM 2:59

                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH


                     Claire Patton
                     ---------------------------------------
                     Hale & Dorr - 60 State St
                     ---------------------------------------
                     Boston, MA 02109
                     ---------------------------------------

                     Phone:---------------------------------